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                                                                    EXHIBIT 10.5




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
TRANSITION AUTO FINANCE II, INC.                                                                                        SUBSCRIPTION
$20,000,000 - 11% SECURED NOTES DUE AUGUST 31, 2004                                                                        AGREEMENT

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BY COMPLETING AND EXECUTING THIS PAGE, THE INVESTOR HEREBY (i) ACKNOWLEDGES READING AND UNDERSTANDING THE MATERIAL ON THE REVERSE
SIDE, AND (ii) REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES TO ALL PROVISIONS SET FORTH BELOW AND ON THE REVERSE SIDE.
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Investment Amount: $                                                   4.  SPECIAL PAYMENT DIRECTIONS: Complete this section to
                    -----------------------------------------          direct payment checks and Form 1099s to an address other
                                                                       than the residence address given in 2 above. (Note: If the
1. INVESTOR TYPE - (Check One)                                         investment is made through an IRA, trustee or clearing
(REFER TO THE SIGNATURE REQUIREMENTS IN SUBSCRIPTION                   broker, payments must go to custodian, trustee or clearing
INSTRUCTIONS ON REVERSE SIDE)                                          broker unless other authorization is attached hereto):

[] Individual                     [] IRA                               -------------------------------------------------------------
[] Joint Tenant with right of     [] Custodian, Uniform Gift           Name
   survivorship                      to Minors
[] Trust                          [] Pension or Profit                 -------------------------------------------------------------
[] Corporation                    [] Keogh Plan                        Address
[] General Partnership            [] Other
                                           --------------------        -------------------------------------------------------------
                                                                       City & State                        Zip Code

                                                                       -------------------------------------------------------------
2. INVESTOR DATA - (Please Print)                                      Account No. (for payment to a designated account)

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Name of Investor                                                       5.  INVESTOR SUITABILITY: (Read Carefully and Initial) My
                                                                       income and net worth meet both the minimum required
                                                                       suitability standards as stated in the Prospectus, and (if
-----------------------------------------------------------------      applicable) the higher suitability standards applying to my
Social Security or Tax ID#                                             state of residence. (By signing, fiduciaries signing for
                                                                       beneficiaries represent that the beneficiaries meet the
                                                                       applicable suitability standards.) IRA Investors must
-----------------------------------------------------------------      initial, not the IRA Trustee.
2nd Investor Name
                                                                                  Investor's Initials        2nd Investor's Initials
                                                                               ---                        ---
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2nd Investor Social Security #
                                                                       6.  SIGNATURES - Signature must be identical to name of
RESIDENT ADDRESS OF INVESTOR:                                          investor. Unless the investor's registered representative
                                                                       signs on behalf of the investor, the investor must sign
-----------------------------------------------------------------      below. Investment advisors may not sign on behalf of the
Street (Please do not use a P.O. Box)                                  investor.


-----------------------------------------------------------------      -------------------------------------------------------------
City & State                                Zip Code                   Signature of Investor                                    Date


-----------------------------------------------------------------      -------------------------------------------------------------
Home Phone                                  Business Phone             Print Name

                                                                       -------------------------------------------------------------
3. SPECIAL REGISTRATION DIRECTIONS - Please complete this section      Signature of Second Investor                             Date
if the Note should be registered in the name of an IRA, trustee
or clearing broker (for the benefit of the investor's account). An     -------------------------------------------------------------
authorized representative of the custodian, trustee or clearing        Print Name
broker must execute to evidence consent (see instruction 1
on reverse hereof).                                                    -------------------------------------------------------------
                                                                       Registered Representative's Signature (if signing on behalf of investor)
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Name of Custodian, Trustee or Clearing Brokerage Firm
                                                                       7. REGISTERED REPRESENTATIVE STATEMENT - I, the Registered
                                                                       Representative for the foregoing investor, hereby represent
-----------------------------------------------------------------      that:
Address
                                                                       (1) I have reasonable grounds to believe, on the basis of
                                                                       information obtained from the investor concerning his age,
-----------------------------------------------------------------      educational level, knowledge of investment, investment
City & State                                Zip Code                   objectives, other investments, financial situation, needs
                                                                       and any other information known by me that (a) the investor is or will be in a financial position appropriate to enable
-----------------------------------------------------------------      him to realize to a significant extent the merits and risks
Tax ID #                                   Business Phone              described in the Prospectus, (b) the investor has a fair
                                                                       market net worth sufficient to sustain the risks inherent
                                                                       in this investment, including loss of investment and lack
-----------------------------------------------------------------      of liquidity, (c) the investor satisfies both the minimum
Signature of Authorized Representative of Custodian, Trustee or        required  suitability  standards stated in the Prospectus and
Clearing Brokerage Firm                                                (if  applicable) the higher suitability standards for the
                                                                       investor's state of residence, and (d) this investment is
                                                                       otherwise suitable for the investor;
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Name and Title of Authorized Representative                            (2) I will maintain on file documents indicating that a
                                                                       Prospectus has been delivered to the investor and disclosing the basis upon which the determination of suitability was
-----------------------------------------------------------------      reached and have, prior to execution of this Subscription
                                                                       Agreement, informed the investor of all pertinent facts
                                                                       relating to the liquidity and marketability of the Notes
                                                                       during the term of the investment; and

                                                                       (3) If I am signing in 6 above on behalf of the investor,
                                                                       information regarding the investor set forth above and
                                                                       the representations, warranties, acknowledgments, and
                                                                       agreements of the investor on the reverse side hereof are
          FOR USE OF TRANSITION AUTO FINANCE III, INC.                 true and complete and are binding upon the investor.

Amount: $                      Acceptance Date:
         ----------------                      ------------------      -------------------------------------------------------------
                                                                       Registered Representative's Signature                    Date
Investor #:                    Investor State:
           ------------------                 -------------------
                                                                       -------------------------------------------------------------
                                                                       Print Name                                  Phone


                                                                       -------------------------------------------------------------
                                                                       Broker/Dealer Firm Name


                                                                       -------------------------------------------------------------
                                                                       Address


                                                                       -------------------------------------------------------------
                                                                       City & State                                Zip Code
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                             SUBSCRIPTION AGREEMENT

The investor(s) signatory hereto ("Subscriber") represents, warrants, acknowledges and agrees as follows:

   1. Subscriber hereby subscribes for the principal amount of 11% Secured Notes (the "Note") issued by Transition Auto Finance III, Inc. ("Issuer"), as specified on the reverse side hereof, encloses and hereby tenders the amount set forth on the reverse side hereof as full payment for the Note for which he is subscribing, and hereby agrees, subject to the Issuer's acceptance of his subscription, to become a Noteholder in an amount equal to the amount tendered. Subscriber agrees that he may not revoke, cancel, terminate or withdraw his subscription or his Subscription Agreement without the prior written consent of the Issuer, and acknowledges that the Issuer may reject his subscription for any reason whatsoever. The minimum investment is $5,000 (or $2,000 for individual Retirement Accounts).

   2. Subscriber hereby acknowledges receipt of a copy of the current Prospectus for Transition Auto Finance III, Inc. 11% Secured Notes Due June 30, 2002 ("Prospectus") and understands that the Note being acquired will be governed by the terms of the Indenture referenced in such Prospectus and such other documents as may be referenced therein. Subscriber further understands and agrees that, following Issuer's acceptance of his subscription, he shall receive a Note that shall evidence his status as a Noteholder of Issuer, such Note to be in the form specified in the Indenture. The information set forth on the signature page hereof is true and accurate and Subscriber has proper authority to execute this Subscription Agreement and make this Investment.

  3. Subscriber hereby represents that this purchase is made for the Subscriber's own account and not with a view toward distribution. Subscriber understands that it is not anticipated that an active market will ever develop for the Note, and that accordingly it may be impossible for Subscriber to liquidate his investment in the Note, even in the event of an emergency. Any transfer of the Note must comply with the requirements of the Prospectus, the Note and with any additional requirements imposed by laws or by any governmental authorities.

  4. Subscriber hereby acknowledges that the Escrow Agent's sole role in the offering described in the Prospectus is that of escrow agent, and that the Escrow Agent has not reviewed the Prospectus and makes no representations whatsoever as to the nature of such offering or the compliance of such offering with any applicable state or federal laws, rules or regulations. Subscriber also understands that the Issuer (and not the Escrow Agent) will make all computations regarding the amount of interest (if any) that will be paid to such Subscriber with respect to his subscription payment.

  5. TAX REPRESENTATIONS: Under penalties of perjury, Subscriber hereby certifies that (i) the number shown on this form and on the accompanying IRS Work W-9 is Subscriber's correct taxpayer identification number, and (ii) that Subscriber is not subject to backup withholding because (A) Subscriber has not been notified that Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified Subscriber that Subscriber is no longer subject to backup withholding. Under penalties of perjury, unless express written disclosure to the contrary is delivered to the Issuer together with this form, Subscriber certifies that Subscriber is not a non-resident alien individual, a foreign partnership, a foreign corporation, or a foreign estate or trust, which would be a foreign person within the meaning of Section 1441, 1146 and 7701(a) of the Internal Revenue Code of 1986, as amended, and that Subscriber will notify the Issuer before a change in Subscriber's foreign status.

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                            SUBSCRIPTION INSTRUCTIONS

         1. Complete all applicable items and sign and date this Subscription Agreement in the places indicated. Subscribers should use full names (not initials). If you have previously subscribed for a Note in this offering and wish to subscribe for an additional Note, please complete the entire Subscription for the new Note. NO SUBSCRIPTION AGREEMENT WILL BE PROCESSED UNLESS FULLY COMPLETED AND ACCOMPANIED BY THE APPROPRIATE PAYMENT. Parts 3 and 4 need not be completed unless the investor wishes to provide special payment delivery instructions (Part 4) or to register his Note in the name of an IRA, trustee or clearing brokerage firm. A separate IRS Form W-9 must be completed, executed and submitted by the custodian, trustee or clearing brokerage firm.

         2. Make your subscription check payable to "Great Nation Investment Corporation" for the amount entered under "Amount Enclosed" in the Subscription Agreement. Mail or deliver your signed Subscription Agreement and your check to your Registered Representative.

         3. Registered Representatives: Please forward signed Subscription Agreements and checks to Great Nation Investment Corporation, 5408 A Bell Street, Amarillo, Texas 79109, Attention: Mr. Pat Treat.

The following signature and other documentation requirements have been established for the following forms of ownership of the Notes:

JOINT TENANTS AND TENANTS IN COMMON: The signatures of all joint tenants and tenants in common investors are required unless a separate document, signed by all parties and designating one a the agent of the other(s) for purposes of signing the Subscription Agreement, accompanies the Subscription Agreement.

CORPORATION: The signature(s) of an officer(s) authorized to sign on behalf of the Corporation is (are) required.

PARTNERSHIP: Specify whether the Subscriber is a general or limited partnership. If it is a general partnership, the signatures of all partners are required. If it is a limited partnership, the signatures of all general partners are required.

TRUST: The Subscription Agreement must be signed by the trustee.

UNIFORM GIFTS TO MINORS ACT: The required signature is that of the custodian, not of the parent (unless the parent has been designated as the custodian). Only one child is permitted in each investment under the Uniform Gifts to Minors Act. Different requirements may apply in your state. Please consult your attorney for information regarding these requirements.

If you have any questions regarding these requirements, please call TRANSITION AUTO FINANCE III, INC., AT 972-404-0042.